UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 8, 2013

Revel AC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-183492	27-4853856
(Commission File Number)	(IRS Employer Identification No.)

500 Boardwalk
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

(609) 572-6065

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

First Amendment to Restructuring Support Agreement

On March 8, 2013, Revel AC, Inc. (“Revel AC”), Revel AC, LLC, Revel Atlantic City, LLC, Revel Entertainment Group, LLC and NB Acquisition LLC (collectively with Revel AC, the “Company”), entered into a first amendment (the “First Amendment”) to the Restructuring Support Agreement, dated February 19, 2013 (the “Restructuring Support Agreement,” and as amended by the First Amendment, the “Amended Restructuring Support Agreement”), among the Company, the Consenting Debtholders and JPMorgan Chase Bank, N.A. as Administrative Agent. Capitalized terms used herein without definition have the meaning set forth in the Amended Restructuring Support Agreement.

The First Amendment extends milestone dates in the Restructuring Support Agreement. Pursuant to the terms of the First Amendment, the Solicitation Deadline is extended from March 8, 2013 to March 12, 2013, the Due Diligence Period is extended from March 8, 2013 to March 12, 2013, the period to finalize Corporate Governance issues other than the appointment of the Board of Directors of the Reorganized Company is extended from March 8, 2013 to March 12, 2013, the period to finalize the terms of the Shareholder Agreement is extended from March 8, 2013 to March 12, 2013, the Restructuring Support Agreement Forbearance Period is extended from March 8, 2013 to March 22, 2013, the date by which the Petition Date must occur is extended from March 15, 2013 to March 22, 2013, the deadline for entry of an Interim DIP Order is extended from March 18, 2013 to March 25, 2013, the deadline for entry of a Final DIP Order is extended from April 15, 2013 to April 22, 2013, the deadline for a combined hearing to consider approval of the Disclosure Statement and confirmation of the Plan of Reorganization is extended from May 15, 2013 to May 22, 2013, and the deadline for the entry of the Confirmation Order is extended from May 18, 2013 to May 24, 2013.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Second Amendment to Restructuring Support Agreement

On March 13, 2013, the Company entered into a second amendment (the “Second Amendment”) to the Amended Restructuring Support Agreement among the Company, the Consenting Debtholders and JPMorgan Chase Bank, N.A. as Administrative Agent.

Pursuant to the terms of the Second Amendment, the Solicitation Deadline is extended from March 12, 2013 to March 13, 2013. The Second Amendment also amends the Amended Restructuring Support Agreement to add that the Consenting Debtholders agree to support the Company’s assumption of the Executive Transition Agreement (the “Transition Agreement”) by and between Kevin DeSanctis and Michael C. Garrity (collectively the “Executives”) and the Company in substantially the form attached thereto.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Certain lenders and agents under the 2012 Credit Agreement, and certain of their respective affiliates, have performed investment banking, commercial lending and advisory services for the Company and its affiliates, from time to time, for which they have received customary fees and expenses. These parties may, from time to time, engage in transactions with, and perform services for, the Company and its affiliates in the ordinary course of their business.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2013, Revel AC announced that Mr. Kevin DeSanctis will resign as the Chief Executive Officer, President and Chairman of the Board of Revel AC and Mr. Michael Garrity will resign as the Chief Investment Officer of Revel AC, effective upon the regulatory approval of Revel AC’s Interim Chief Executive Officer. Also on March 13, 2013, Revel AC announced that the Revel AC Board of Directors appointed Mr. Jeffrey Hartmann as Revel AC’s Interim Chief Executive Officer, effective upon regulatory approval.

Mr. Hartmann, age 51, most recently served as the President of the Hartmann Group, LLC, which offers specialized experience in the gaming, hospitality and leisure industries. Prior to that, Mr. Hartmann was the Chief Executive Officer and President of Mohegan Sun from January 2011 to October 2012, and was the Chief Operating Officer of Mohegan Tribal Gaming Authority from 2004 through 2010.

Mr. DeSanctis and Mr. Garrity will retain their positions as Chief Executive Officer and Chief Investment Officer, respectively, of Revel Group, LLC (“Revel Group”), the developer of Revel AC, and owner and licensor of the Revel brand. Revel Group will enter into a development agreement with Revel AC to oversee the completion of Revel AC’s new amenity projects.

On March 13, 2013, Revel AC issued a press release announcing, among other things, the resignation and appointment described above, and a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On March 13, 2013, the Company commenced a solicitation of acceptances of a consensual prepackaged Joint Plan of Reorganization (the “Plan”) under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”). A copy of the Disclosure Statement for the Plan of the Company (the “Disclosure Statement”), which includes the Plan and other exhibits thereto, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

This Current Report on Form 8-K is not an offer to sell or a solicitation of any offer to buy any securities of the Company.

The information set forth in this Item 7.01 and the attached exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Forward Looking Statements

Statements in this Current Report that are not statements of historical or current fact constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could impact the Revel AC’s restructuring plans or cause the actual results of the Revel AC to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “plans,” or similar terms to be uncertain and forward-looking. There can be no assurance that the restructuring transaction described herein will be consummated. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Revel AC’s filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment, dated as of March 8, 2013, by and among Revel AC, each of Revel AC’s direct and indirect subsidiaries, the Consenting Debtholders and JPMorgan Chase Bank, N.A. as Administrative Agent

10.2	Second Amendment, dated as of March 13, 2013, by and among Revel AC, each of Revel AC’s direct and indirect subsidiaries, the Consenting Debtholders and JPMorgan Chase Bank, N.A. as Administrative Agent

99.1	Press Release dated March 13, 2013

99.2	Disclosure Statement (including the Exhibits thereto)

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEL AC, INC.

By:	/s/ Dennis E. Stogsdill
Name: Dennis E. Stogsdill
Title: Chief Restructuring Officer

Date:  March 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment, dated as of March 8, 2013, by and among Revel AC, each of Revel AC’s direct and indirect subsidiaries, the Consenting Debtholders and JPMorgan Chase Bank, N.A. as Administrative Agent

10.2	Second Amendment, dated as of March 13, 2013, by and among Revel AC, each of Revel AC’s direct and indirect subsidiaries, the Consenting Debtholders and JPMorgan Chase Bank, N.A. as Administrative Agent

99.1	Press Release dated March 13, 2013

99.2	Disclosure Statement (including the Exhibits thereto)

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